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CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ADVERTISING SERVICES AGREEMENT

        This Advertising Services Agreement (the "Agreement") is entered into by and between Ask Jeeves, Inc., a Delaware corporation with principal place of business at 5858 Horton Street, Suite 350, Emeryville, CA 94608 ("Customer"), and Google, Inc., a California corporation with its principal place of business at 2400 Bayshore Parkway, Mountain View, California 94043 ("Google") regarding Customer's use of the Services (defined below). This Agreement, dated                        (the "Effective Date"), sets forth the terms and conditions under which Google makes the Services available to Customer.

        1.    Definitions.    For purposes of this Agreement, the following terms will have the indicated meanings:

          1.1    "Brand Features"    means the names, trade names, trademarks, service marks, logos, URLs and other distinctive brand features of each party respectively as listed in Schedule E.

          1.2    "Client Name"    means an alphanumeric code or codes assigned to Customer by Google that identifies Customer.

          1.3    "Content"    means all editorial, text, graphic, audiovisual, and other content that is served to End Users of the Site and that is not provided by Google, including without limitation a search box, instruction pages, frequently asked questions pages and any Site End User terms and guidelines. For avoidance of doubt, any content to which an End User links by clicking on a Google Sponsored Link shall not be considered Content.

          1.4    [Intentionally Deleted][in original agreement]

          1.5    "End User"    means a user of the Site.

          1.6    "Google Data Protocol"    means the written specification on how the Customer's Site communicates and interacts with the Services.

          1.7    "Intellectual Property Rights"    means any and all rights existing from time to time under patent law, copyright law, semiconductor chip protection law, moral rights law, trade secret law, trademark law, unfair competition law, publicity rights law, privacy rights law, and any and all other proprietary rights, and any and all applications, renewals, extensions and restorations thereof, now or hereafter in force and effect worldwide.

          1.8    "Google Sponsored Links Program"    or "GSLP" or "Services" means the program by which advertisements which are contained in the program currently known as Adwords Select are provided to Customer and its End-Users by Google, and displayed by Customer on its Site according to the terms of this Agreement. Google shall use commercially reasonable efforts to exclude [***]

          1.8.1    "Google Sponsored Links"    means Sponsored Links sold by Google pursuant to the GSLP.

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          1.8.2    "Google Administrative Console"    means a password protected area of Google's web site which allows Customer to update contact information and permitted IP addresses for each valid Customer ID.

          1.9    "Query"    means a search query.

          1.10    "Results Pages"    means any Web pages displayed by or on behalf of the Customer [***] with respect to which Customer's [***] servers have made a request to Google's servers to receive a Results Set.

          1.11    "Spam Query"    means those Queries for which Google does not receive payment from an advertiser because such Queries have been reasonably determined to be fraudulent.

          1.12    "Result Set(s)"    means the data set provided to Customer by Google in response to a Query, consisting of Google Sponsored Links, and which shall be displayed by Customer [***] on the Site pursuant to the terms of this Agreement.

          1.13    "Site"    means Ask.com, AJ.com, AskJeeves.com, Teoma.com, [***] and, at Customer's option, other Web sites of which Customer owns or controls greater than a fifty percent (50%) interest. An initial list of domains in the Site is (subject to the approval of [***] attached hereto as Schedule A. All queries sent from the Site to Google shall use the same Client Name (unless otherwise agreed by the parties), and one of the Valid IP Addresses provided by Customer to Google.

          1.14    "Sponsored Link"    means a compensated advertising listing that is generated in response to an End User query and that: [***]

          1.15    "Syndicated Sites"    [***]

          1.16    "Term"    shall have the meaning indicated in Section 10.

          1.17    "URL"    means a uniform resource locator for documents or other resources on the Web.

          1.18    "Valid IP Addresses"    means any and all valid Internet protocol addresses, or range of valid Internet protocol addresses, that will be used by or on behalf of Customer to access the Services.

          1.19    "Web"    means the World Wide Web, containing among other things pages written in the hypertext markup language and/or any similar successor technology.

        2.    Provision of Services.

        General/Implementation.    Google will provide Customer the Google Sponsored Links Program, whereby Google shall provide the Google Sponsored Links to Customer and its End Users for display by or on behalf of Customer on Results Pages on the Site according to the terms of this Agreement. Customer agrees that it shall use commercially reasonable efforts to implement the Google Sponsored Links Program, and Google agrees that it shall use commercially reasonable efforts to assist Customer

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in such implementation, on the initial domains included in the Site no later than the implementation dates ("Launch Date") indicated on the table below:

Initial Domains included in the Site:	Respective Launch Date:
Ask.com, AJ.com, AskJeeves.com	September [***], 2002
Teoma.com, DirectHit.com	September [***], 2002
All other Initial Domains	September [***], 2002, [***]

        Customer's failure to timely implement the Google Sponsored Links Program per the preceding sentence for reasons primarily attributable to Customer shall be, after a period of ten (10) days after a written notice to be sent by Google after the expiration of the above mentioned Launch Dates, a material breach of the Agreement and Google shall be entitled to: (i) delay payment [***] (ii) [***] and (iii) [***]. In any case, Google shall not delay payment for any days of delay that are primarily attributable to Google, nor shall such Google days of delay count toward Customer's days of delay or cure.

        In the event that the Launch Date of any Initial Domain is delayed and such delay is primarily attributable to Google's actions or failure to act, then after a period of [***] after a written notice to be sent by Customer after the expiration of such Launch Date, a material breach of the Agreement by Google shall have occurred and Customer shall: (i) [***] and/or (ii) [***]. In any case, Google shall not be liable to make payments for any days of delay that are primarily attributable to Customer.

        The parties agree to work in good faith to ensure implementation of the Services on future domains included in the Site.

        For each Query received by Google from Customer, Google shall provide a Result Set, consisting of [***] for such Query. Customer agrees to list (i) [***] (ii) [***] (iii) [***] and (iv) [***] on [***], unless otherwise mutually agreed to by the parties in writing; provided that in the event that a Query does not generate the number of Sponsored Links specified herein, then Customer shall only be required to display the actual number of Sponsored Links in the Result Set. Except as expressly provided in this Agreement, Customer shall not [***] and otherwise do not [***] without Google's prior written consent. For avoidance of doubt, [***] in the preceding sentence shall not be considered a breach of Section 6.1. Unless otherwise agreed to by the parties (and except for limited Customer testing), Google Sponsored Links [***] to that shown in [***] attached hereto. In addition, the Google Sponsored Links shall be displayed in wide format, [***]. Google shall use commercially reasonable efforts to provide Services that do not contain any content, materials, data, work, link, advertising or services that violate any applicable law or regulation. If Customer discovers that content, data or a link violates a law or regulation, then Customer may provide written notice to Google with a URL or list of URL's, and Google shall use commercially reasonable efforts to exclude from any Results Sets such URL(s) within [***] of such notice.

          2.1    Mechanics.    Google will receive Queries from or on behalf of Customer at Google's network interface, process the Queries and return a Result Set to Customer via Google's network interface, using the Google Data Protocol, or other means as Google may implement from time to time. Google shall not be responsible for receiving search queries directly from Customer's End Users, for transmission of data between Customer and Google's network interface or for displaying the Result Set to Customer's End Users, nor shall Google be responsible for providing search

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  results to end users conducting searches to locate information on the Web. Customer, at its own expense, shall be responsible for providing customer support services to its end users.

          2.1.1    Query Information.    The parties agree that, as between Customer and Google, any data or information sent by Customer to Google prior to or during the Term, including without limitation that submitted as Queries to Google, shall remain the sole and exclusive property of Customer, and Google shall only use such data and information in connection with the fulfillment of Google's obligations hereunder. Customer considers click-stream data generated in the course of Google providing Services to be [***] and Google agrees it shall not utilize such click-stream data for [***] or [***] and [***] provided that Google may use any such data [***]. All Queries sent by Customer to Google shall include the following: (a) [***] (b) [***] as required by Google, consisting of a [***] which may be [***] or such other information as the parties may agree upon, and (c) [***] each of which corresponds to the [***], none of which shall include [***] which information will be used by Google solely to [***] and [***] and [***]. Google may retain such information during the time it maintains logs containing such information in the ordinary course of its business so long as it [***] in a manner that can be [***].

          2.2    Google Data Protocol.    Within 5 days after the Effective Date, Google shall provide to Customer the Google Data Protocol and information and resources, as determined solely by Google in its discretion, to enable Customer to start using the Services, and which may include, without limitation, valid Client Names, a valid URL to draw text-sponsored ads and access to Google's Administrative Console. Google grants to Customer a nontransferable, nonexclusive license during the Term to use the Google Data Protocol solely for the purpose of communicating information between the Site and the Services. The Google Data Protocol shall be deemed Confidential Information pursuant to the terms of Section 5.

          2.3    IP Security Process.    Within 5 days after the Effective Date, Customer shall provide Google with an initial written list of Valid IP Addresses, and Google shall provide Customer a Client Name. Upon mutual agreement and as required by this Agreement, Google shall provide Customer additional Client Names from time to time. All search queries sent to Google by or on behalf of the Customer must contain the Client Name and must use a Valid IP Address. Google shall have the right to immediately discontinue providing Services to IP addresses that are not Valid IP Addresses. Any modifications to the initial list of Valid IP Addresses provided to Google by Customer must be made in a written document executed by both parties or online via the Google Administration Console.

          2.4    End-User Support.    Customer, at its own expense, shall provide first level customer support services to its End Users. Google, at its own expense, shall provide second level technical support services to Customer regarding the Services. Such support services will be provided as set forth in Schedule C.

          2.5    Google Sponsored Links Program Testing.    During the Term, Google shall have the right to send uncompensated Queries using automated processes to domains in the Sites owned by Customer (and Customer will use commercially reasonable efforts to procure Google testing rights for the Sites not owned by Customer) in order to verify that Google Sponsored Links are being served in compliance with the terms of this Agreement and for testing purposes to optimize the Services. During each month during the Term, Google shall not be permitted to send an amount of uncompensated Queries greater than [***] during such month. Google agrees to use commercially

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  reasonable efforts to only conduct automated testing of the Sites (whether or not related to this Agreement) [***].

          2.6    [intentionally deleted] [in original agreement]

          2.7    Comparable Content.    Google shall provide Google Sponsored Links and Results Sets to the Site that are [***] i.e., that include [***] other than those that are [***] pursuant to this Agreement or by agreement of the parties [***] and that are [***] Google's other GSLP customers. Customer may from time to time conduct reasonable testing on Google's site, provided that any such testing is in accordance with Google's standard testing procedures and policies as outlined in the Google Data Protocol.

          2.8    Service Level Agreement.    The parties hereby incorporate by reference herein the Service Level Agreement attached hereto as Schedule H.

          2.9    Marketing and Promotion.    Google agrees to actively sell, market and develop the Google Sponsored Links during the Term.

          2.10    Exclusivity.    Customer agrees that, during the Term of this Agreement and on any of the domains included in the Site: (i) [***] and (ii) [***] and (iii) [***]. Customer further understands that Google will provide the Services on a nonexclusive basis, and that Google will continue to customize and provide its services to other parties for use in connection with a variety of applications, including search engine applications.

          2.11    Management Committee.    Google and Customer will act in good faith and use commercially reasonable efforts to promptly resolve any claim, dispute, controversy or disagreement (each a "Dispute") between the parties related to this Agreement. If the parties cannot promptly resolve the Dispute within ten (10) days after written notice is provided from one party to another of the existence of the Dispute, the Dispute will be submitted to the Management Committee (defined below) for resolution. For ten (10) days following submission of the Dispute to the Management Committee, the Management Committee will have the exclusive right to resolve such Dispute;. If the Management Committee is unable to amicably resolve the Dispute during the ten-day period, then the Management Committee will consider in good faith the possibility of retaining a third party mediator to facilitate resolution of the Dispute. In the event the Management Committee elects not to retain a mediator, then either party shall be free to pursue other courses of action as it deems necessary. "Management Committee" will mean a committee made up of a senior executive from each of the Parties for the purpose of resolving Disputes under this Section 2.11 and generally overseeing the relationship between the Parties contemplated by this Agreement. Notwithstanding the foregoing, with respect to Disputes involving [***] to be made hereunder or [***] determinations, if mediation of the Dispute fails to resolve the Dispute (or if the Management Committee elects not to mediate the Dispute), such Dispute shall be finally settled by binding arbitration in Santa Clara County, California under the Commercial Rules of the American Arbitration Association by one arbitrator appointed in accordance with the rules. The arbitrators' decision award may be entered in any court of competent jurisdiction. Neither Party will seek, nor will be entitled to seek, binding outside resolution of the Dispute unless and until the Parties have been unable to resolve the Dispute as set forth in this Section 2.2.

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        3.    Payments.

          3.1    Payment.    Google shall pay the fees in the amounts and on the terms specified in Schedule B attached hereto. All fees quoted and payments made hereunder shall be made in U.S. Dollars. Customer shall be responsible for all sales taxes and other similar taxes imposed by any federal, state or local governmental entity on the transactions contemplated by this Agreement, excluding taxes based upon Google's net income.

          3.2    Reports.    Google will provide up-to-date [***] status reports. All reports shall be treated as Confidential Information of each party under the terms of this Agreement, based on the underlying information contained therein. The status reports shall include the [***] and by [***] and any other [***] as mutually agreed upon by the parties. [***] shall be reported in a [***] revenue report which shall be provided to Customer within [***] after the end of [***] and shall be [***] and shall also include the same information contained in the [***] status reports. Upon mutual agreement between the parties, Google may provide Customer additional reports from time to time.

          4.    Audit Rights.    Customer, at its own expense, may retain a mutually acceptable nationally recognized independent auditor to review and audit Google's relevant records to confirm the fees due under this Agreement upon [***] days prior written notice. Such audit shall: (a) be subject to Google's reasonable security and confidentiality requirements; (b) occur no more than [***] and not during the last three (3) weeks of a calendar quarter, provided that if two (2) successive audits show that Google is within [***] of fees owed to Customer, then the frequency of audits shall occur no more than every [***], and (c) transpire during Google's normal business hours. If the audit results in a [***] or more adjustment in the payments for the audited period, then Google shall pay for the reasonable costs associated with such audit.

        5.    Confidentiality.

          5.1    Confidential Information.    Each party (the "Receiving Party") understands that the other party (the "Disclosing Party") has disclosed or may disclose information of a confidential nature including, without limitation, know-how, formulas, processes, ideas, inventions, schematics and other technical, business, financial and product development plans, forecasts, strategies and information ("Confidential Information"). All Confidential Information disclosed in tangible form by the Disclosing Party shall be marked "confidential" or "proprietary" and all Confidential Information disclosed orally or otherwise in intangible form by the Disclosing Party shall be designated as confidential or proprietary at the time of disclosure.

          5.2    Disclosure and Use.    The Receiving Party agrees (i) to hold the Disclosing Party's Confidential Information in confidence and to take all necessary precautions to protect such Confidential Information (including, without limitation, all precautions the Receiving Party employs with respect to its own confidential materials), (ii) not to divulge any such Confidential Information or any information derived there from to any third person, except independent contractors under an obligation of confidentiality and with a need to know for purposes authorized under this Agreement, (iii) not to make any use whatsoever at any time of such Confidential Information except as authorized under this Agreement, and (iv) not to remove or export any such Confidential Information from the country of the Receiving Party except as may be allowed by applicable export laws. The Receiving Party shall limit the use of and access to the Disclosing Party's Confidential Information to the Receiving Party's employees, attorneys and independent contractors under an obligation of confidentiality and restricted use who need to know such

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  Confidential Information for the purposes authorized under this Agreement. The Receiving Party shall treat the Confidential Information with at least the same degree of care and protection as it would use with respect to its own Confidential Information, but in no event less than a reasonable standard of care. The foregoing obligations shall survive for a period of five (5) years from the date of disclosure of the Confidential Information, except in the case of source code, in which case the foregoing obligations shall be perpetual. Without granting any right or license, the Disclosing Party agrees that the foregoing shall not apply with respect to information that the Receiving Party can establish (i) is in the public domain and is available at the time of disclosure or which thereafter enters the public domain and is available, through no improper action or inaction by the Receiving Party or any affiliate, agent or employee, or (ii) was in its possession or known by it prior to receipt from the Disclosing Party without restriction, or (iii) was rightfully disclosed to it by another person without restriction, or (iv) is independently developed by the Receiving Party without use of such Confidential Information, or (v) is required to be disclosed pursuant to any statutory or regulatory authority, provided the Disclosing Party is given prompt notice of such requirement and the scope of such disclosure is limited to the extent possible, or (vi) is required to be disclosed by a court order, provided the Disclosing Party is given prompt notice of such order and provided the opportunity to contest it.

          5.3    Return of Confidential Information.    Upon any termination or expiration of this Agreement each party will destroy, or return to the other party, all tangible copies of the other party's Confidential Information and erase all copies in electronic form.

          5.4    Confidentiality of Agreement.    Each party agrees that the existence of this Agreement and the terms of this Agreement shall be deemed Confidential Information of the other party, provided that in addition to the permitted disclosures under section 5.2, either party may disclose the terms of this Agreement (i) if required to do so by law or generally accepted accounting principles, (ii) as required to assert its rights hereunder, and (iii) to its own directors, employees, attorneys, accountants, and other advisors on a "need to know" basis and under an obligation of confidentiality no less stringent than set forth herein. Each party agrees that the Disclosing Party will be given prompt notice of any disclosure made pursuant to clause (i) or (ii) above, and that any such disclosure shall be limited to the extent possible.

        6.    Intellectual Property

          6.1    Google Rights.    As between Customer and Google, Customer agrees that it will not claim ownership, based on this Agreement or its use of Services hereunder, in any right, title and interest, including without limitation Intellectual Property Rights associated with the Services (including, but not limited to, the GSLP service, the Google Data Protocol, and Google Brand Features, whether used by Google and/or Customer, but excluding items licensed by Google from third parties). Customer shall not acquire any right, title, or interest in or to the Intellectual Property Rights associated with the Services (including the GSLP service, the Google Data Protocol, and Google Brand Features), except for the limited right use rights expressly set forth in this Agreement. Customer shall not modify, adapt, translate, prepare derivative works from, decompile, reverse engineer, disassemble or otherwise attempt to derive source code of the GSLP service, the Google Data Protocol, Google Brand Features, or any other software, or documentation associated with the Services. Customer will not remove, obscure, or alter Google's copyright notice, trademarks, or other proprietary rights notices affixed to or contained within any Google Services, software, or documentation. Notwithstanding anything to the contrary in this section, to the extent that Customer owns Intellectual Property Rights, this Agreement is not a

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  grant of license to Google of any of those rights, nor does anything in this Agreement serve as a waiver of those rights. Furthermore, except as expressly provided for in this Agreement, Customer shall not crawl, index or in any non-transitory manner store or cache information obtained from the Services. Any rights not expressly granted herein are deemed withheld.

          6.2    Customer Rights.    As between Google and Customer, Google agrees that it will not claim ownership, based on this Agreement or provision of the Services hereunder, in any right, title and interest, including without limitation Intellectual Property Rights associated with the Content. Google shall not acquire any right, title or interest in or to such Content, except for the limited use rights expressly set forth in this Agreement. Notwithstanding anything to the contrary in this section, to the extent that Google owns Intellectual Property Rights, this Agreement is not a grant of license to Customer of any of those rights except as expressly provided for herein, nor does anything in this Agreement serve as a waiver of those rights.

          6.3    Brand Feature License.    Google hereby grants Customer a nontransferable, nonexclusive license during the Term to display Google's Brand Features for the purpose of promoting or advertising that Customer uses and syndicates the Services. Notwithstanding the foregoing, Customer shall not be obligated to include Google Brand Features anywhere on the Site, and unless otherwise permitted in advance by Customer in writing, Google shall not include any Google Brand Features in any Result Set or any Google Sponsored Link. Customer hereby grants to Google a nontransferable, nonexclusive license during the Term to use Customer's Brand Features to: (i) advertise that Customer is using the Services and (ii) include Customer's logo in presentations, marketing materials, customer lists, and website listing of partners; provided that Customer provides its advance written approval of all such advertising and messaging activities, including without limitation press releases. For purposes of clarification, except for the right to include the Ask Jeeves and Ask.com names on a list of customers who use the Services, Google shall not reference or use the Ask Jeeves, Ask.com or Teoma name in any manner whatsoever unless Customer has provided its prior written approval. For avoidance of doubt, Google shall not post any Customer name on the Google web site without Customer's prior written approval. Customer's license to Google shall be expressly limited to Google specifically referencing Customer as a customer only of the Google Sponsored Links Program and shall not include any reference that Customer utilizes any other Google product (including without limitation any Google search product) or any reference that is ambiguous enough to cause confusion as to whether Customer uses any other Google product other than pursuant to this Agreement. Each party will submit all materials of any kind containing the other party's Brand Features to the other party before release to the public for inspection, and such other party will have the right to approve such material prior to each distribution. Except as set forth in this Section, nothing in this Agreement shall grant or shall be deemed to grant to one party any right, title or interest in or to the other party's Brand Features. All use by Google of Customer's Brand Features (including any goodwill associated therewith) shall inure to the benefit of Customer and all use by Customer of Google's Brand Features (including any goodwill associated therewith) shall inure to the benefit of Google. At no time during or after the Term of this Agreement shall one party assert rights in the Brand Features of the other party (except to the extent this restriction is prohibited by applicable law) or the registration thereof by the other party, nor shall either party attempt to register any Brand Features or domain names that are confusingly similar to those of the other party.

        Notwithstanding anything to the contrary herein, the parties may work together to either unilaterally or jointly issue an initial press release regarding the existence and aggregate financial

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impact of this Agreement, provided that any such press release has been reviewed and approved in advance by both parties. Neither party shall issue any additional press releases in connection with this Agreement without the other party's prior review and approval of such press releases.

        7.    Warranties and Disclaimer.

          7.1    Google.    Google warrants that: (i) it has full power and authority to enter into this Agreement and perform its obligations hereunder, and (ii) it neither has made, nor will make any representations, warranties or promises on behalf of Customer, or any that exceed the scope of this Agreement. GOOGLE MAKES NO OTHER WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE, AND NONINFRINGEMENT.

          7.2    Customer.    Customer warrants that: (i) it has full power and authority to enter into this Agreement and perform its obligations hereunder; and (ii) it shall use information provided by Google (including Results Sets) in a manner that complies with applicable laws; and (iii) during the three (3) consecutive months preceding the Effective Date, the [***] (as defined in Schedule B) of the [***] in the area entitled [***] on the pages that would have been [***] had this Agreement been in place during such period was at least [***]. CUSTOMER MAKES NO OTHER WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE, AND NONINFRINGEMENT.

        8.    Indemnification.

          8.1    Google Intellectual Property Indemnification.    Google will defend, indemnify and hold harmless Customer and its affiliates and their respective directors, officers, vendors, employees and agents from and against any action, claim, demand or liability, including attorney's fees and enhanced damages, from a third party lawsuit or proceeding brought against Customer based upon a claim that the Services or Google Brand Features infringe any patent, copyright, trade secret, trademark or other proprietary right of a third party (an "IP Claim"), including but not limited to any intellectual property claim brought against Customer by Overture Services, Inc. ("Overture IP Suit"). The foregoing obligations shall exist only if Customer (1) promptly notifies Google of any such claim of infringement, (2) provides Google, at Google's expense, with reasonable information, assistance and cooperation in defending the lawsuit or proceeding, and (3) gives Google full control and sole authority over the defense and settlement of such claim. Customer may join in defense with counsel of its choice at its own expense. Google shall not reimburse Customer for any expenses incurred by Customer without the prior written approval of Google. With the exception of an Overture IP Suit, Google shall have no liability for any claim of infringement based on the combination or use of the Services or Google Brand Features with materials not furnished by Google if such infringement would have been avoided but for such combination.

        Without limiting the foregoing indemnity obligation, following notice of an IP Claim or any facts which may give rise to such IP Claim, Google may, in its sole discretion and at its option, (a) procure for Customer the right to continue to use the Services or Google Brand Features, or (b) modify the Services or Google Brand Features to make them non-infringing with the same level of functionality and quality as prior to the IP Claim. If Google determines that it is not commercially reasonable to perform any of these alternatives, Google shall have the option to terminate this Agreement, subject to Section 10.6 herein.

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          8.2    Customer Intellectual Property Indemnification.    Customer will defend, indemnify and hold harmless Google and its affiliates and their respective directors, officers, vendors, employees and agents from and against any action, claim, demand or liability, including attorney's fees and enhanced damages, from a third party lawsuit or proceeding brought against Google based upon a claim that the Content, Site, or Customer Brand Features infringe any copyright, trade secret or trademark of the third party. Customer's indemnification will include (1) all damages and costs finally awarded, or (ii) settlement costs approved by Customer. The foregoing obligations shall exist only if Google (1) promptly notifies Customer of any such claim of infringement, (2) provides Customer, at Customer's expense, with reasonable information, assistance and cooperation in defending the lawsuit or proceeding, and (3) gives Customer full control and sole authority over the defense and settlement of such claim. Google may join in defense with counsel of its choice at its own expense. Customer shall not reimburse Google for any expenses incurred by Google without the prior written approval of Customer.

        9.    Limitation of Liability.    EXCEPT FOR (A) INDEMNIFICATION UNDER SECTION 8, A VIOLATION OF EITHER PARTY'S INTELLECTUAL PROPERTY RIGHTS, OR BREACHES OF CONFIDENTIALITY UNDER SECTION 5, AND (B) LIABILITY DESCRIBED IN SECTION 10.6, NEITHER PARTY WILL BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES, INCLUDING BUT NOT LIMITED TO DAMAGES FOR LOST DATA OR LOST PROFITS, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY, INCLUDING BUT NOT LIMITED TO CONTRACT OR TORT (INCLUDING PRODUCTS LIABILITY, STRICT LIABILITY AND NEGLIGENCE), AND WHETHER OR NOT SUCH PARTY WAS OR SHOULD HAVE BEEN AWARE OR ADVISED OF THE POSSIBILITY OF SUCH DAMAGE AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY STATED HEREIN. EXCEPT FOR (A) INDEMNIFICATION UNDER SECTION 8, A VIOLATION OF EITHER PARTY'S INTELLECTUAL PROPERTY RIGHTS, OR BREACHES OF CONFIDENTIALITY UNDER SECTION 5, AND (B) LIABILITY DESCRIBED IN SECTION 10.6, IN NO EVENT SHALL EITHER PARTY'S LIABILITY ARISING OUT OF THIS AGREEMENT EXCEED GOOGLE'S SHARE OF THE NET AD REVENUE EARNED UNDER THIS AGREEMENT. THE PARTIES AGREE THAT THIS SECTION 9 REPRESENTS A REASONABLE ALLOCATION OF RISK.

        10.    Term and Termination.

          10.1    Term.    The term of this Agreement (the "Term") shall commence on the Effective Date and shall continue in force for a period of three (3) years after the Ask.com Launch Date, unless earlier terminated as provided herein.

          10.2    Termination.    Either party may suspend performance and/or terminate this Agreement: (a) if the other party materially breaches any term or condition of this Agreement and fails to cure that breach within thirty (30) calendar days ([***] if the breach relates to the Service Level Agreement set forth in Schedule H) after receiving written notice of the breach; or (b) if the other party becomes insolvent or makes any assignment for the benefit of creditors or similar transfer evidencing insolvency, or suffers or permits the commencement of any form of insolvency or receivership proceeding, or has any petition under bankruptcy law filed against it, which petition is not dismissed within sixty (60) days of such filing, or has a trustee or receiver appointed for its business or assets or any party thereof; or (c) for convenience, after providing sixty (60) days advance written notice in the case of Google, or thirty (30) days written notice in the case of Customer, such notice to be delivered at any time during the sixty (60) day period commencing

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  two (2) years from the Ask.com Launch Date. Additionally, Customer (or if applicable, the acquiring or surviving entity) may terminate this Agreement for convenience upon the acquisition or merger of Customer or Customer's web properties division, upon sixty (60) days prior written notice, provided that such notice must be given no later than thirty (30) days after the consummation of such transaction. In the event Customer merges with, acquires or is acquired by [***] then either party shall have the right to terminate this Agreement at its convenience immediately upon written notice to the other party, provided that such notice must be given no later than thirty (30) days after the consummation of such transaction. Notwithstanding the foregoing, Google may terminate this Agreement upon [***] written notice to Customer if Customer attempts to modify, adapt, translate, prepare derivative works from, decompile, reverse engineer, disassemble or otherwise attempt to derive source code of the GSLP service, the Google Data Protocol, Google Brand Features, or any other software, or documentation associated with the Services or otherwise intentionally and materially breaches Google's Intellectual Property Rights, and Customer fails to cure such breach within such [***] period.

          10.3    Effect of Termination.    Upon the termination of this Agreement for any reason (i) all license rights granted herein shall terminate, and (ii) each party shall return to the other party, or destroy and certify the destruction of, all Confidential Information of the other party.

          10.4    Survival.    In the event of any termination or expiration of this Agreement for any reason, Articles 1, 2.1.1, 4 (for a period of one year after the date of termination or expiration), 5, 6, 7, 8, 9, 10.3, 10.4, 10.5, 11, and 12 shall survive termination. Neither party shall be liable to the other party for damages of any sort resulting solely from terminating this Agreement in accordance with its terms.

          10.5    Injunctive Relief.    Each party agrees that, in addition to any other remedies to which the other party may be legally entitled, such party shall have the right to seek immediate injunctive relief in the event of a breach of such sections by the other party or any of its officers, employees, consultants or other agents.

          10.6    Remedy.    Notwithstanding anything to the contrary herein, should Customer terminate this Agreement, (a) pursuant to clause 10.2(a) for Google's failure to provide the Services in accordance with the terms and conditions of this Agreement or for a breach of Sections 2.7, 2.9 or 3.1, or (b) pursuant to clause 10.2(b); or if Google terminates this Agreement pursuant to paragraph 8.1, Google shall be required to promptly pay Customer an amount equal to the [***] prior to such breach, insolvency or assignment, [***] by the [***] during the Term; provided that Google shall not be obligated to pay any amount for [***] included in the Term if Google exercised its termination right set forth in clause 10.2(c), unless such termination right has expired; and [***]. If the applicable breach, insolvency or assignment occurs prior to the completion of a complete calendar month after the Ask.com Launch Date, then Google shall promptly [***]. The foregoing states Google's entire liability and Customer's sole and exclusive remedy for a party's termination of this Agreement pursuant to the first sentence of this Section 10.6. Notwithstanding the foregoing, such remedy shall be in addition to any payments due and owing to Customer as of the effective date of termination.

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        11    Addresses.    All payments, correspondence, and notices shall be sent to the following addresses:

Google Inc.	Ask Jeeves, Inc.
2400 Bayshore Parkway	5858 Horton Street, Suite 350
Mountain View, CA 94043	Emeryville, CA 94608

        Unless specified otherwise by the receiving party in writing, all invoices or payments shall be sent to the attention of Finance, all legal notices shall be sent to the attention of Legal, and all other correspondence shall be sent, in the case of Customer to the attention of General Manager, Web Properties, and in the case of Google to the representative indicated in the signature block below.

        12.    Miscellaneous.    Any notice required for or permitted by this Agreement shall be in writing and shall be delivered as follows with notice deemed given as indicated: (i) by personal delivery when delivered personally, (ii) by overnight courier upon written verification of receipt, (iii) by telecopy or facsimile transmission when confirmed by telecopier or facsimile transmission report, or (iv) by certified or registered mail, return receipt requested, upon verification of receipt. All notices must be sent to the addresses first described above or to such other address that the receiving party may have provided in writing for the purpose of notice in accordance with this Section. Neither party may assign its rights or delegate its obligations under this Agreement (by operation of law or otherwise) without the other party's prior written consent, except to person(s) or entity(s) that acquire, through merger or otherwise, (i) ownership of a majority of such parties' securities or voting securities or an amount of such party's securities that provide such acquiring person(s) or entity(s) with the power to elect a majority of the members of such party's board of directors (in all cases, other than any such acquisition of Google securities in connection with a private or public securities offering), (ii) all or substantially all of such party's assets or (iii) with respect to Customer only, all of substantially all of the assets related to Customer's Web Properties division. This Agreement is not intended to benefit, nor shall it be deemed to give rise to, any rights in any third party. This Agreement will be governed by and construed in accordance with the laws of the State of California, without regard to conflict of law principles. Any dispute or claim arising out of or in connection with this Agreement shall brought in the state or federal courts located in Santa Clara County, California. The parties are independent contractors. Neither party shall be deemed to be an employee, agent, partner or legal representative of the other for any purpose and neither shall have any right, power or authority to create any obligation or responsibility on behalf of the other. Neither party shall be liable hereunder by reason of any failure or delay in the performance of its obligations hereunder (except for the payment of money) on account of strikes, shortages, riots, insurrection, fires, flood, storm, explosions, earthquakes, acts of God, war or governmental action. Each party shall be responsible for compliance with all applicable laws, rules and regulations, if any, related to the performance of its obligations under this Agreement. The failure of either party to require performance by the other party of any provision shall not affect the full right to require such performance at any time thereafter; nor shall the waiver by either party of a breach of any provision hereof be taken or held to be a waiver of the provision itself. If any provision of this Agreement is held by a court of competent jurisdiction to be contrary to law, such provision shall be changed and interpreted so as to best accomplish the objectives of the original provision to the fullest extent allowed by law and the remaining provisions of this Agreement shall remain in full force and effect. THIS AGREEMENT, AND SCHEDULES HERETO, CONSTITUTE THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER

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HEREOF. THIS AGREEMENT SUPERSEDES, AND THE TERMS OF THIS AGREEMENT GOVERN, ANY OTHER PRIOR OR COLLATERAL AGREEMENTS WITH RESPECT TO THE SUBJECT MATTER HEREOF. ANY AMENDMENTS TO THIS AGREEMENT MUST BE IN WRITING AND EXECUTED BY AN OFFICER OF THE PARTIES.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized representatives.

ASK JEEVES, INC.		GOOGLE INC.
By:	/s/ A. GEORGE BATTLE	By:	/s/ ERIC SCHMIDT
Name:	A. George Battle	Name:	Eric Schmidt
Date:	July 17, 2002	Date:	July 16, 2002
Fax:	510-9895-7507	Fax:	650-618-1835

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SCHEDULE A—CUSTOMER SITES

A)
List of initial domains for which the first Results Pages shall be [***]:

        1)    Customer domains:

  Ask.com
  AskJeeves.com
  AJ.com

        2)    Syndicated Sites:

  [***]

B)
List of initial domains for which the first Results Pages shall not be [***]:

        1)    Customer domains:

  Teoma.com
  DirectHit.com

        2)    Syndicated Sites:

  [***]

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SCHEDULE B—SERVICE FEES

I.    Definitions

          A)    Implementation A    means an implementation on [***] in which: (a) the Google Sponsored Links are displayed in a placement substantially similar to or better than the placement in the [***] (as defined below); (b) the display of Google Sponsored Links included in Results Sets is [***] with [***] or other Customer content; and (c) Customer does not include [***] or [***] are defined as [***] other than pursuant to existing contractual commitments relating to the area on Customer's site which, as of the date hereof, offers multiple search engine options (the "Metasearch Area"). For purposes of this Agreement, the [***] shall mean a placement of the Google Sponsored Links in a [***] (i) [***] responses from Customer's [***] (ii) [***] (currently known as [***]) (the [***]) and (iii) up to [***], substantially as shown in [***] attached hereto, or higher to the extent that any such Customer advertising units are not displayed on a particular [***] for a particular Query. For purposes of clarification, any implementation in which any of the above-described Customer advertising units are removed from a [***] or moved further up or down a [***], shall not cause the implementation to deviate from an implementation that is considered to be substantially similar to or better than the placement in the [***], as long as placement of Google's Sponsored Links is substantially similar to or better than in the [***].

          B)    Implementation B    means an implementation on [***] in which: (a) the Google Sponsored Links are not displayed in a placement substantially similar to or better than the placement in the [***]; (b) the display of Google Sponsored Links included in Results Sets is integrated with [***] or other Customer content; or (c) Customer includes [***] or [***] (in accordance with Section 2.10) of a [***] other than pursuant to existing contractual commitments relating to the Metasearch Area.

          C)        [***] means, unless otherwise agreed to by the parties, the [***] which is displayed in response to a [***] on the [***] and [***], on the applicable [***] that Customer hosts and maintains from time to time, and on any other domains mutually designated by the parties from time to time, provided, however, that a [***] shall only be considered a [***] if the [***] (as defined in [***]) for such [***] is [***] of: a) the [***]; or b) [***]. Notwithstanding the foregoing, if (i) any [***] that Customer hosts and maintains requires that the implementation of the Results Set on a Results Page be worse than the implementation on other [***] or (ii) the implementation of a Results Page would cause [***] to be in effect for such page, then Customer shall have the option to designate any such Results Page as a [***] (and to later re-designate any such page as a [***]). An initial list of domains for which the [***] Results Pages shall be considered [***] pursuant to this Agreement is attached hereto in Schedule A, and Customer shall provide Google with an updated list of such domains on at least a monthly basis (to the extent that there are changes thereto).

          D)        [***] means: a) any Results Page other than the [***] which is displayed in response to a [***] on the [***] on the applicable [***] described in the definition of [***], and on any other domains or pages mutually designated by the parties from time to time; and b) any Results Page on the [***], on the [***] domain, and on the domains of [***], and on other Sites, domains or pages, in each case not described in the definition of [***], and on any other domains or pages mutually designated by the parties from time to time. An initial list of domains for which the [***] shall be considered [***] pursuant to this Agreement is attached hereto in Schedule A, and

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  Customer shall provide Google with an updated list of such domains on at least on monthly basis (to the extent that there are changes thereto).

II.    Payment for Google Sponsored Links:

Payment: Customer and Google agree that Google shall pay to Customer the amounts described below.

1)
Subject to paragraph 4 below, for each calendar month during which only Implementation A is in effect:

  A) [***] Payment

  Google shall pay Customer the [***]: i) [***] of the Net Ad Revenue (where "Net Ad Revenue" means, with respect to a calendar month during the Term, the gross revenue generated by the [***] on the [***] (e.g. revenue for [***] and revenue for [***]) during a calendar month minus the total amount of Deductions for the [***] for such month; provided, that gross revenue generated shall be maintained and tracked separately for [***]; and provided further that the total amount of Deductions shall not exceed [***] of the total gross revenue generated during such month on [***] for which the [***] is not in effect) derived from the Google Sponsored Links appearing on the [***] during such month; or ii) [***] served by or on behalf of Customer during such month (for purposes of this Section 1(A), [***]. For purposes of this Agreement, "Deductions" shall mean the aggregate amount of [***] each calendar month during the Term with respect to the Services provided herein.

  B) [***] Payment

  Google shall pay Customer [***] of the Net Ad Revenue (and Google shall retain [***] of the Net Ad Revenue) derived from [***] appearing on the [***] during such month.

2)
Subject to paragraph 4 below, for each calendar month during which only [***] is in effect:

  A) [***] Payment

  Subject to the next paragraph, Google shall pay Customer [***]: i) [***] of the Net Ad Revenue derived from the [***] during such month; or ii) [***] served by or on behalf of Customer during such month (for purposes of this Section 2(A), the [***]).

  In the event that the [***] of the Google Sponsored Links (where [***] is [***] on the [***] in a given calendar month, then the [***] described in Section 2(A)(ii) for such month shall equal the product of: (1) [***] multiplied by the quotient determined by dividing (a) the [***] for the Google Sponsored Links displayed on the [***] during such month by (b) the [***] displayed on the [***] during the entire period during the Term prior to such month during which Customer uses [***] on [***], provided that under no circumstances will the [***] ever be greater than [***].

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  Examples:

1) Example 1
[***]

2) Example 2
[***]

3) Example 3
[***]

          B)        [***] Payment

  Google shall pay Customer [***] of the Net Ad Revenue (and Google shall retain [***] of the Net Ad Revenue) derived from Google Sponsored Links appearing on the [***] during such month.

3)
Subject to paragraph 4 below, for months during which both [***] are in effect:

A)
[***] Payment

  Google shall pay Customer an amount equal to the amounts described in sections 1(A) and 2(A) above of this Section I of Schedule B, [***]. If Customer changes the implementation, the new implementation will not be deemed to be in effect until the first complete calendar day that such implementation is in effect.

  B)
  [***] Payment

  Google shall pay Customer [***] of the Net Ad Revenue (and Google shall retain [***] of the Net Ad Revenue) derived from Google Sponsored Links appearing on the [***].

4)
Testing Right. Notwithstanding anything in this Agreement to the contrary, each month during the Term while in [***], Customer shall be permitted to test new implementations that would otherwise be considered [***] implementations on up to [***] of the total number of [***] during such month, and such testing shall not cause the effective implementation to change to [***].

III.    Timing of Payments:    1) Subject to the second sentence of this section, Google shall [***], no later than the [***], an amount equal to the product of the [***] and the [***] (as determined in Section I of this Schedule B above). For the calendar month which includes the Ask.com Launch Date, Google shall [***] (such amount being the [***]), and Google shall pay Customer such amount on the [***]. In the event that the [***] that Google owes to Customer with respect to any month is [***], Google will pay the [***]. In the event that the payment amount that Google owes to Customer with respect to any month is [***] for such month, Google shall be entitled to [***], provided that, if this Agreement terminates or expires and Google has[***] to which Customer is entitled, then [***] within [***] of this Agreement.

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2)
All payments shall be made by wire transfer to an account(s) (or addresses) designated by Customer from time to time.

IV.    Spam Queries and [***]:

        With respect to the [***] and the [***], Results Pages from Spam Queries ("Spam Pages") for a given calendar month shall be included in the monthly count of [***] served by Customer. Notwithstanding the foregoing sentence, if such Spam Pages are greater than [***] of such month's total number of [***], then Google shall have the option to: (a) continue to count all Spam Pages in the total number of [***]; or (b) notify Customer that Spam Pages exceed [***] of the total number of [***], in which case the parties shall mutually determine whether Google's processes for counting Spam are accurate, and if Google and Customer agree that such processes are accurate, then Google shall have the right to [***] from the total number of [***] for such month.

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SCHEDULE C—SUPPORT GUIDELINES

        1.    Definitions.

  (a)
  "Customer Contacts" means no more than two employees designated by Customer in writing who are qualified to contact Google for technical support.

  (b)
  "Consulting Requests" means any request made by Customer to Google Technical Support Personnel that is unique to Customer and is unrelated to a Fix, Minor Problem, or Severe Problem. This includes requests by Customer to incorporate a new feature or enhance an existing feature of the Services.

  (c)
  "Fix" means a correction, fix, alteration or workaround that solves a Minor Problem or a Severe Problem.

  (d)
  "Google Technical Support Personnel" means the employees at Google responsible for handling technical support calls. Google will provide Customer with a web interface or an email address (the "Support Address"), as well as an email pager address (the "Support Pager") for contacting the Google technical support personnel, and an escalation telephone support number. Google will provide Customer with technical contacts. Google may change its designated technical support personnel at its discretion with reasonable notice to Customer.

  (e)
  "Hours of Operation" means 24/7 for Severe Problems and Monday to Friday 9:00 a.m.—7:00 p.m. Pacific Time for Minor Problems. Google may, at its reasonable discretion, change or expand the hours of operation with reasonable notice to Customer.

  (f)
  "Minor Problem" means any error, bug, or malfunction that makes any feature of the Services perform unpredictably or to otherwise become intermittently unavailable.

  (g)
  "Severe Problem" means any error, bug, or malfunction that causes the Services to become inaccessible to Customer and its Site end users, or that causes any feature of the Services become continuously unavailable, or that causes the Services to have a material degradation in accuracy or response time performance.

        2.    Support procedures.    Customer will use reasonable efforts to fix any Minor Problems without escalation to Google. All Minor and Severe Problems and Consulting Requests must be submitted to Google via the Support Address.

  (a)
  If Customer believes it is reporting a Severe Problem, Customer will accompany its request with a page via the Support Pager.

  (b)
  Upon receiving a request from Customer, Google will determine in its reasonable discretion whether the request is a Minor Problem, a Severe Problem, or a Consulting Request.

  (c)
  If the request is a Severe Problem, Google will attempt to respond to the request within one hour. Google will then use commercially reasonable efforts to fix the Severe Problem and will provide daily status reports to Customer (upon request by Customer).    On resolution of the problem and at Customer's request, Google will provide Customer a problem summary including the nature of the problem and steps taken to resolve the problem.

  (d)
  If the request is a Minor Problem, Google will attempt to respond to the request within one business day. Google will then use commercially reasonable efforts to fix the Minor Problem and will provide weekly status reports to Customer (upon request by Customer).

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        If the request is a Consulting Request, Google will attempt to respond to the request within ten business days.

Should Customer and Google agree to have Google take further action pursuant to the Consulting Request, Customer and Google will negotiate a separate agreement setting forth the terms and conditions for Google's performance of such further action. All time spent by Google in responding to a Consulting Request will be billed to the Customer at Google's then applicable consulting rates and charges.

        3.    Enhancements and Updates.    Google will use commercially reasonable efforts to provide Customer with advance notice of any enhancements and updates to the Services that Google may develop. Upon receipt of such notice, Customer will use commercially reasonable efforts to implement the latest enhancement and/or update (and Google shall assist Customer in any such implementation) or continue use of the current Services. In either event, Google shall continue to support Customer's service requirements as necessary.

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SCHEDULE D

        [This schedule intentionally omitted in original agreement]

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SCHEDULE E—BRAND FEATURES

        Google Brand Features: The Google Brand Features include GOOGLE, the Google logo, other marks that incorporate the word "GOOGLE", PAGERANK, and such other trademarks as Google may secure during the Term.

        Customer Brand Features: The Customer Brand Features include Ask Jeeves, the Ask Jeeves logo, Ask.com, AskJeeves.com, the Teoma logo, and Teoma.com, and other trademarks that Customer may provide to Google during the Term.

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SCHEDULE F—CUSTOMER IMPLEMENTATION A Sample Page

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SCHEDULE G—COMPETITORS LIST

1)
[***]

2)
[***]:

  [***].

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SCHEDULE H—SERVICE LEVEL AGREEMENT

        Google shall comply with the service levels set forth below ("Service Levels") for the Google Sponsored Links Program provided to Customer under the Agreement.

Service Levels:

        "Fully Processed and Served Queries" shall mean Queries that are fully processed, from the time sent by Customer to Google to the time received back by Customer from Google (including a Complete http response, with a complete set of Google Service Results or a "no results" set result served in XML format).

        Technical Requirements (with respect to Customer domestic US properties)

        1.    Speed of Results.    Google shall maintain the following two latency guarantees (hereafter "Query/Response Speed Performance Requirement"):

(a)
[***]- the [***] and initiated transmission of the Sponsored Links. Google shall not [***].

(b)
[***]- Customer may send an [***] between two computers in communications hereunder, measured between the [***] handling [***] and the applicable [***], to test the [***]. The [***] shall not exceed an [***] provided Customer installs a [***] at one of [***]. Customer may send queries to Google to test [***] as measured between the [***] handling [***] and the applicable [***] sending such [***].

        2.    Availability.    Google will provide [***] "Service Availability", defined as the percentage of Queries that are Fully Processed And Served within [***], over a [***] (excluding any time of outage caused by equipment or software that is not under the direct control of Google).

        3.    Implementation of Technical Specifications.    The [***] in this Schedule shall only apply provided that (a) Customer correctly implements the technical specifications concerning correct use of XML protocol arguments and correct handling of optional or new result fields set forth in the Google Data Protocol, (b) Customer's DNS client implementation correctly observes the DNS TTL values returned by Google's DNS servers, i.e., if Customer's DNS client does not cache values beyond the TTL time, and c) Customer sends Queries to the host name provided to customer by Google (e.g. XYZ.google.com) and Customer's client implementation repeats the DNS lookups at least every [***] in order to pick up any changes.

        4.    Remedy—If the Services do not comply with the service levels set forth in this Schedule and Results Pages are not sent back to Customer in response to a Query, then for purposes of the [***] described in Schedule B, each such Query shall be deemed to be a [***] served. Where Google is unable to count Queries because of an outage, such Query determination shall be made using Customer's legitimate and verifiable data.

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SCHEDULE I—COMPETITIVE SERVICE URLS

        [***]

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QuickLinks

ADVERTISING SERVICES AGREEMENT
SCHEDULE A—CUSTOMER SITES
SCHEDULE B—SERVICE FEES
SCHEDULE D
SCHEDULE E—BRAND FEATURES
SCHEDULE F—CUSTOMER IMPLEMENTATION A Sample Page
SCHEDULE G—COMPETITORS LIST
SCHEDULE H—SERVICE LEVEL AGREEMENT
SCHEDULE I—COMPETITIVE SERVICE URLS